                      AMENDMENT NO. 5 TO CREDIT AGREEMENT
                      -----------------------------------


     This Amendment No. 5 to Credit Agreement is dated as of December 26, 1995 by and among Uni-Marts, Inc. (the "Borrower"), PNC Bank, National Association
                                   --------
("PNC"), CoreStates Bank, N.A. ("CoreStates") and The Daiwa Bank, Ltd.
  ---                            ----------
("Daiwa", and together with PNC and CoreStates, collectively, the "Banks") and
  -----                                                            -----
PNC Bank, National Association, in its capacity as agent (the "Agent") for the
Banks.                                                         -----

     WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Credit Agreement dated as of March 1, 1993, as amended by Amendment No. 1 to Credit Agreement dated as of March 21, 1994, Amendment No. 2 to Credit Agreement dated as of July 1, 1994, Third Amendment to Credit Agreement dated as of October 26, 1994 and Amendment No. 4 to Credit Agreement dated as of March 27, 1995 (as amended, the "Credit Agreement");
                                    ----------------

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the same meanings given to them in the Credit Agreement; and

     WHEREAS, the Borrower, the Banks and the Agent wish to amend the Credit Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

      1. Schedule 1.01(a) to the Credit Agreement is hereby deleted in its entirety and a new Schedule 1.01(a) is inserted in lieu thereof in the form attached hereto.

      2. Exhibit D to the Credit Agreement (Form of Loan Request) is hereby deleted in its entirety and a new Exhibit D is inserted in lieu thereof in the form attached hereto.

      3. The defined terms "Commitment," "Consolidated Cashflow From Operations," "Loan Request," "Loans," "Notes," "Ratable Share," "Term Loan Base Rate Portion," and "Term Loan Euro-Rate Portion" in Section 1.01 of the Credit Agreement are hereby deleted in their entirety and the following are inserted in lieu thereof:

     COMMITMENT shall mean as to any Bank, the aggregate of its Revolving Credit Commitment, Term Loan Commitment and Term Loan-B Commitment and COMMITMENTS shall mean the aggregate of the Revolving Credit Commitments, the Term Loan Commitments and Term Loan-B Commitments of all the Banks.

     CONSOLIDATED CASHFLOW FROM OPERATIONS for any period of determination shall mean (i) the sum of Consolidated Net Income, depreciation, amortization, other non-cash charges to Consolidated Net Income, interest expense, income tax expense, Funded Capital Expenditures and Rentals minus (ii) non-cash credits to Consolidated Net Income, in each case of
     -----
     the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

     LOAN REQUEST shall mean a request for Revolving Credit Loans or Term Loans-B made in accordance with Section 2.05 or Section 3.02(B) hereof or a request to select, convert to or renew a Euro-Rate Option in accordance with Section 4.02 hereof.

     LOANS shall mean all Revolving Credit Loans, Term Loans and Term Loans-B, collectively, and LOAN shall mean any Revolving Credit Loan, Term Loan or Term Loan-B, separately.

     NOTES shall mean the Revolving Credit Notes, the Term Notes and the Term Notes-B.

     TERM LOAN BASE RATE PORTION shall mean the portion of the Term Loans and Term Loans-B bearing interest at any time under the Term Loan Base Rate Option.

     TERM LOAN EURO-RATE PORTION shall mean the portion of the Term Loans and Term Loans-B bearing interest at any time under the Term Loan Euro-Rate Option.

      4. The following defined terms are hereby inserted in alphabetical order in Section 1.01 of the Credit Agreement:

     AMENDMENT NO. 5 shall mean Amendment No. 5 to Credit Agreement dated as of December 26, 1995 by and among the Borrower, the Agent and the Banks.

     AMENDMENT NO. 5 CLOSING DATE shall mean the date on which all conditions to the effectiveness of Amendment No. 5 as set forth in Section 14 of Amendment No. 5 are satisfied.

     FUNDED CAPITAL EXPENDITURES shall mean, for any period of determination, all capital expenditures of the Borrower and its Subsidiaries, determined and consolidated in accordance with GAAP, which are funded by Term Loans-B.

     OFFERING shall mean any secondary public offering of common stock of the Borrower.

     RATABLE SHARE shall mean the proportion that a Bank's Commitment bears to the Commitments of all the Banks, as set forth on Schedule 1.01(a)
     hereto.                                           ----------------

     TERM LOAN-B COMMITMENT shall mean, as to any Bank at any time, the amount initially set forth opposite its name on Schedule 1.01(a) hereto in the
                                              ----------------
     column labeled "Amount of Commitment for Term Loans-B," and thereafter on
     Schedule I to the most recent Assignment and Assumption Agreement to which such Bank is a party and TERM LOAN-B COMMITMENTS shall mean the aggregate Term Loan-B Commitments of all the Banks.

     TERM LOAN-B COMMITMENT FEE shall have the meaning given to such term in
     Section 3.04(B).

     TERM LOAN-B MATURITY DATE shall mean December 25, 1998.

     TERM LOAN-B REQUEST DATE shall mean December 25, 1996.

     TERM LOANS-B shall mean collectively all Term Loans-B made by the Banks to the Borrower under Section 3.02(B) hereof, and TERM LOAN-B shall mean separately any Term Loan-B made by any Bank to the Borrower pursuant to
     Section 3.02(B) hereof.

     TERM NOTES-B shall mean collectively all Term Notes-B and TERM NOTE-B shall mean separately any Term Note-B of the Borrower, in each case in the form of Exhibit A to Amendment No. 5 which evidence the Term Loans-B, together with all amendments, restatements, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

      5. A new Article III(B) (Term Loans-B) is hereby inserted immediately following Article III of the Credit Agreement as set forth on Schedule 1
hereto.                                                       ----------

      6. Section 4.01 of the Credit Agreement is hereby amended by deleting "or Term Loans" in the fifth line thereof, and inserting in lieu thereof ",Term Loans or Term Loans-B".

      7. Section 4.01(b) of the Credit Agreement is hereby amended by inserting immediately after "the Term Loans" in the third line thereof "and the Term Loans-B".

      8. Clause (y) of Section 5.04 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

     (y) a statement indicating the application of the prepayment between the Revolving Credit Loans, the Term Loans and the Term Loans-B; and

      9. The third sentence of the last paragraph of Section 5.04 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

     All Term Loan and Term Loan-B prepayments permitted pursuant to this
     Section 5.04 shall be applied to the unpaid installments of principal of the Term Loans or Term Loans-B, as the case may be, in the inverse order of scheduled maturities.
                                       3

     10. A new Section 5.60 (Mandatory Prepayments) is hereby inserted immediately following Section 5.05 of the Credit Agreement as follows:

     5.06 MANDATORY PREPAYMENT. Upon the closing of any Offering, the Borrower shall, on the date of such closing, use the lesser of (i) all of the proceeds of such Offering, net only of customary and reasonable expenses incurred by the Borrower in connection with the Offering, or
     (ii) $10,000,000, to prepay the Term Loans then outstanding, together with all accrued fees and interest thereon.

     11. Section 8.02(k) of the Credit Agreement (Capital Expenditures, Including Capitalized Leases) is hereby deleted in its entirety and the following is inserted in lieu thereof:

     (k) CAPITAL EXPENDITURES, INCLUDING CAPITALIZED LEASES. The Borrower shall not make any payments in the aggregate for any of the fiscal years set forth below on account of the purchase or lease of any assets which if purchased would constitute fixed assets or which if leased would constitute a Capitalized Lease in excess of the following:

                      Fiscal                         Aggregate
                    Year Ending                   Permitted Amount
                    -----------                   ----------------

               September 30, 1996                   $17,500,000

               September 20, 1997 and each          $ 8,000,000
               fiscal year thereafter

     12. The first sentence of Section 10.11 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

     With respect to its Commitments and the Loans made by it, the Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Agent, and the term "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity.

     13. The last clause of the third sentence of Section 11.11 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

     , the Borrower shall execute and deliver new Notes to the assignee in the amounts equal to the respective Commitments or Loans (as applicable) assumed by it and new Notes to the assigning Bank in the amounts equal to the respective Commitments or Loans (as applicable) retained by it hereunder.

     14. The effectiveness of this Amendment No. 5 is expressly conditioned upon: (i) the Agent's receipt of counterparts of this Amendment No. 5 duly executed by the Borrower and each of the Banks; (ii) each of the Banks having received a duly executed Term Note-B in the form of Exhibit A hereto; (iii)
                                                    ---------
the Agent's receipt of a certificate signed by the Secretary or Assistant Secretary of the Borrower, dated the Amendment No. 5 Closing Date, certifying as to all action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 5; (iv) a written opinion of Ballard Spahr Andrews & Ingersoll, counsel for the Borrower, dated the Amendment No. 5 Closing Date and in form and substance satisfactory to the Agent and its counsel as to such matters incident to the transactions contemplated hereby as the Agent may reasonably request; and (v) the receipt by each of the Banks of an amendment fee in the amount of $8,333.00.

     15. The Borrower hereby represents to the Agent and the Banks that the representations and warranties of the Borrower contained in Article VI of the Credit Agreement remain true and accurate on and as of the date hereof; the Borrower has performed and is in compliance with all covenants contained in
Article VIII of elsewhere in the Credit Agreement; and no Event of Default or Potential Default has occurred and is continuing.

     16. The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all reasonable costs, expenses and disbursements relating to this Amendment No. 5 which are payable by the Borrower as provided in Sections
10.05 and 11.03 of the Credit Agreement.

     17. The Borrower, the Agent and the Banks intend and agree that, except as provided hereinabove, the Credit Agreement shall remain in full force and effect, without modification.

     18. This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without reference to its principles of conflicts of law.

     19. The Borrower, the Banks (other than Daiwa) and the Agent acknowledge that Daiwa is attempting to sell its banking operations and assets located in the United States, including, without limitation, its Loans and Commitments as a going concern to a successor financial institution. Daiwa hereby agrees that, in the event any proposed purchaser of Daiwa's Loans and Commitments is not acceptable to the Agent and/or the Borrower in their reasonable good faith discretion, or in the event Daiwa has not entered into an agreement providing for the sale of its Loans and Commitments to a Purchasing Bank acceptable to both the Agent and the Borrower in their reasonable good faith discretion on or before February 2, 1996 (or such later date as shall be acceptable to the Agent in its sole and absolute discretion), Daiwa shall, at the option of and upon request by the Agent, (a) sell its Loans and Revolving Commitments to such of the other Banks that elect in their sole and absolute discretion to purchase Daiwa's Loans and Commitments, which electing Banks shall thereupon purchase Daiwa's Loans and Commitment on a pro rata basis based upon their respective Commitments or on such other basis as such Banks may agree among themselves, and/or (b) sell its Loans and Commitments to a Purchasing Bank identified and approved by both the Agent and the Borrower in their reasonable good faith discretion, provided that such Purchasing Bank is ready, willing and able to purchase Daiwa's Loans and Commitments or the relevant portion thereof for the purchase price set forth below. In the event the Agent request Daiwa to sell its Loans and Commitments pursuant to this Section 19, the closing of the sale and purchase thereof shall occur not less than thirty
(30) days after the Agent has given Daiwa written notice of the purchase(s) of Daiwa's Loans and Commitments, or such shorter period of time as Daiwa shall consent to in writing in its sole and absolute discretion or which shall otherwise be required under applicable federal or state law. Any sale of Daiwa's Loans and Commitments pursuant to this Section 19 shall be for an aggregate purchase price equal to the unpaid principal balance of and all accrued interest on Daiwa's Loans plus any accrued and unpaid Commitment Fees on Daiwa's Commitments and any other amounts agreed to between Daiwa and the purchaser(s) thereof, but less any Letter of Credit Fees paid to Daiwa for the unexpired period of time for which such Letter of Credit Fees were paid.

     20. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 5 as of the date first above written.


                                        UNI-MARTS, INC.

                                        By: /S/ J. KIRK GALLAHER
                                            ------------------------------
                                        Title:  Executive Vice President
                                                --------------------------


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        individually and as Agent

                                        By: /S/ LOUIS R. CESTELLO
                                            ------------------------------
                                        Title:  Assistant Vice President
                                                --------------------------


                                        CORESTATES BANK, N.A.

                                        By: /S/ PAUL S. PHILLIPS
                                            ------------------------------
                                        Title:  Vice President
                                                --------------------------


                                        THE DAIWA BANK, LTD.

                                        By: /S/ GEORGE J. CERMINARA
                                            ------------------------------
                                        Title:  Vice President
                                                --------------------------

                                        By:  /S/ PAUL F. NOEL
                                             -----------------------------
                                        Title:  Assistant Vice President
                                                --------------------------

                               SCHEDULE 1.01(a)
                                      TO
                               CREDIT AGREEMENT

------------------------------------------------------------------------------


                                     Banks
                                     -----


                        Amount of                       Amount of
                       Commitment         Amount of     Commitment
                      for Revolving      Outstanding     for Term     Ratable
        Bank        Credit Loan (US$)    Term Loans      Loans-B      Shares %
        ----        -----------------    -----------    ----------    --------

PNC Bank, National    $4,500,000.00     $5,673,333.33  $3,333,333.34   33 1/3%
Association

CoreStates Bank,      $4,500,000.00     $5,673,333.33  $3,333,333.34   33 1/3%
N.A.

The Daiwa Bank,       $4,500,000.00     $5,673,333.33  $3,333,333.34   33 1/3%
Ltd.

                                  SCHEDULE 1

                                 ARTICLE III-B
                                 TERM LOANS-B
                                 -------------


     3.01(B) TERM LOAN-B BORROWINGS. Subject to the terms and conditions hereof, and relying upon the representations and warranties herein set forth, each Bank severally agrees to make a term loan or loans (collectively, the "Term Loans-B") to the Borrower on or after the Amendment No.5 Closing Date in such principal amount as the Borrower shall request up to but not exceeding such Bank's Term Loan-B Commitment. The obligation of each Bank to make a Term Loan-B to the Borrower shall be in the proportion that such Bank's Term Loan-B Commitment bears to the Term Loan-B Commitments of all Banks, but each Bank's Term Loan-B shall never exceed its Term Loan-B Commitment. The failure of any Bank to make a Term Loan-B to the Borrower shall not relieve any other Bank of its obligations to make a Term Loan-B to the Borrower nor shall it impose any additional liability on any other Bank hereunder. The Banks shall have no obligation to make Term Loans-B hereunder after the Term Loan-B Request Date. The Term Loan-B Commitments are not revolving credit commitments and the Borrower shall not have the right to borrow, repay and reborrow under this Section 3.01(B).

     3.02(B) TERM LOAN-B REQUESTS. Except as otherwise provided herein, the Borrower may from time to time prior to the Term Loan-B Request Date request the Banks to make Term Loans-B by delivery to the Agent, not later than 10:00 a.m. Pittsburgh time, (i) two (2) Business Days prior to the proposed Borrowing Date with respect to the making of a Term Loan-B to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Term Loan-B; and (ii) one (1) Business Day prior to either the proposed Borrowing Date with respect to the making of a Term Loan-B to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Term Loan-B, of a duly completed Loan Request in the form of Exhibit D hereto. Each Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Term Loan-B comprising each Borrowing Tranche, which shall be in integral multiples of $500,000 and no less than $1,000,000 for each Borrowing Tranche to which the Euro-Rate Option applies and not less than $1,000,000 for Term Loans-B or the maximum amount available for Term Loans-B to which the Term Loan Base Rate Option applies;
(iii) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Term Loan-B comprising the Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the Euro-Rate Option applies, an appropriate Interest Period for the proposed Term Loan-B comprising such Borrowing Tranche.

     3.03(B) MAKING TERM LOANS-B. The Agent shall, promptly after receipt of a Loan Request pursuant to Section 3.02(B), notify the Banks of its receipt of such Loan Request specifying: (i) the proposed Borrowing Date and the time and method for disbursement of such Term Loan-B; (ii) the amount and type of such Term Loan-B and the applicable Euro-Rate Interest Period (if any); and (iii) the apportionment among the Banks of the Term Loan-B as determined by the

Agent in accordance with Section 3.01(B) hereof. Each Bank shall remit the principal amount of each Term Loan-B to the Agent such that the Agent is able to, and the Agent shall, to the extent the Banks have made funds available to it for such purpose, fund such Term Loan-B to the Borrower in U.S. Dollars in immediately available funds at the Principal Office prior to 2:00 p.m. Pittsburgh time on the Borrowing Date, provided that if any Bank fails to
                                       --------
remit such funds to the Agent in a timely manner, the Agent may elect in its sole discretion to fund with its own funds the Term Loan-B of such Bank on the Borrowing Date.

     3.04(B) TERM LOAN-B COMMITMENT FEE. Accruing from the date hereof until the Term Loan-B Request Date, the Borrower agrees to pay to the Agent for the account of each Bank, as consideration for the Term Loan-B Commitments hereunder, a nonrefundable commitment fee (the "Term Loan-B Commitment Fee") equal to one quarter percent (1/4%) per annum (computed on the basis of a year of 365 or 366 days and actual days elapsed) on the average daily difference between the amount of the Term Loan-B Commitments and the principal amount of Term Loans-B outstanding. All Term Loan-B Commitment Fees shall be payable in arrears on the last Business Day of each fiscal quarter of the Borrower after the date hereof, on the Term Loan-B Request Date and upon any acceleration of the Notes.

     3.05(B) TERM LOAN-B NOTE. The obligation of the Borrower to repay the unpaid principal amount of the Term Loans-B made to it by each Bank, together with interest thereon, shall be evidenced by a promissory note of the Borrower dated the Amendment No. 5 Closing Date in substantially the form attached to Amendment No. 5 as Exhibit A payable to the order of each Bank in the face
                   ---------
amount of the Term Loan-B Commitment of such Bank. The principal amount as provided therein of each Term Note-B shall be payable in full on the Term Loan-B Maturity Date.

     3.06(B) USE OF PROCEEDS. The proceeds of the Term Loans-B will be used by the Borrower for capital expenditures.

                                   EXHIBIT A

                              FORM OF TERM NOTE-B
                              -------------------


$3,333,333.34                                         Pittsburgh, Pennsylvania
                                                             December   , 1995



     FOR VALUE RECEIVED, the undersigned UNI-MARTS, INC., a Delaware corporation (herein called the "Borrower"), hereby promises to pay to the
order of                         (the "Bank") the principal sum of Three
Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 34/100 U.S. Dollars (U.S. $3,333,333.34), which shall be payable to the Bank in full on the earlier to occur of the Term Loan-B Maturity Date or the acceleration of this Note.

     The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 4.01(b) of, or as otherwise provided in, the Credit Agreement between the Borrower, the Banks set forth therein and PNC Bank, National Association, as Agent for the Banks, dated as of March 1, 1993, as amended by Amendment No. 1 to Credit Agreement dated as of March 21, 1994, Amendment No. 2 to Credit Agreement dated as of July 1, 1994, Third Amendment to Credit Agreement dated as of October 26, 1994, Amendment No. 4 to Credit Agreement dated as of March 27, 1995 and Amendment No. 5 to Credit Agreement of even date herewith (as amended to date and as it may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

     Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the unpaid principal balance hereof at a rate or rates per annum (based on a year of 360 days and actual days elapsed) equal to two percent (2%) per annum above the rate or rates of interest otherwise applicable with respect to such amount or the Base Rate if no other rate of interest is otherwise applicable. Such interest rate will accrue before and after any judgment has been entered.

     Subject to the provisions of the Credit Agreement, interest on this Note will be payable in arrears (i) on the portion of the Term Loans-B evidenced hereby to which the Base Rate option applies on the last Business Day of each December, March, June and September after the date hereof and on the Term Loan-B Maturity Date and on any acceleration of this Note and (ii) on the portion of the Term Loan-B evidenced hereby to which the Euro-Rate Option applies, on the last day of each applicable Euro-Rate Interest Period, and if such Euro-Rate Interest Period is longer than three (3) months, also on the last day of every third month during such period and on the Term Loan-B Maturity Date and upon any acceleration of this Note.

     If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (unless in the case of the Term Loan Euro-Rate Portion such Business Day falls in the next calendar month, in which case the payment or action shall be made on the next preceding Business Day) and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

     Subject to the provisions of the Credit Agreement, payments of principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located at Fifth Avenue and Wood Street, Pittsburgh, Pennsylvania 15265, in lawful money of the United States of America in immediately available funds.

     This Note is one of the Term Notes-B referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants and conditions contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

     All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

     Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

     This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrower" and the "Bank" shall be deemed to apply to the Borrower and the Bank, respectively, and their respective successors and assigns.

     This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the substantive laws of the Commonwealth of Pennsylvania without giving effect to its principles of conflicts of law.

     The Borrower consents to the exclusive jurisdiction and venue of the federal and state courts located in Allegheny County, Pennsylvania, in any action on, relating to or mentioning this Note, as more specifically set forth in Section 11.16 of the Credit Agreement.

     THE BORROWER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS, AFTER CONSULTATION WITH ITS COUNSEL, THAT THE PROVISIONS OF THE FOLLOWING PARAGRAPH COULD ENABLE THE LENDER TO OBTAIN A JUDGMENT AGAINST THE BORROWER AND COMMENCE

EXECUTION PROCEEDINGS THAT RESULT IN THE SEIZURE OF ASSET OF THE BORROWER, IN EITHER CASE, WITHOUT THE BORROWER HAVING THE BENEFIT OF A PRIOR HEARING; AND
(ii) THE BORROWER NEVERTHELESS KNOWINGLY AND VOLUNTARILY AGREES TO SUCH POSSIBLE CONSEQUENCES AND THE PROVISIONS OF THE FOLLOWING PARAGRAPH.

     CONFESSION OF JUDGMENT.  THE BORROWER HEREBY AUTHORIZES AND EMPOWERS THE
     ----------------------
PROTHONOTARY OR CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA FROM AND AFTER AN EVENT OF DEFAULT (AS DEFINED IN THE CREDIT AGREEMENT) AND UPON TEN (10) DAYS' PRIOR NOTICE TO THE BORROWER TO APPEAR FOR THE BORROWER AND TO CONFESS JUDGMENT OR A SERIES OF JUDGMENTS AGAINST THE BORROWER IN FAVOR OF THE BANK FOR SUCH SUMS AS SHALL HAVE BECOME DUE UNDER THIS NOTE, WITH OR WITHOUT DECLARATION, WITH COST OF SUIT, RELEASE OF ERROR, WITHOUT STAY OF EXECUTION AND WITH FIFTEEN PERCENT (15%) ADDED FOR COLLECTION FEE, AND ALSO WAIVES THE RIGHT OF INQUISITION OF ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER THE WRIT OF EXECUTION OF SAID VOLUNTARY CONDEMNATION, AGREES THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION, AND ALSO WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR ENACTED IN THE FUTURE. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT OF THE BANK HEREOF OR SOMEONE ON THE BANK'S BEHALF, HAS BEEN FILED IN SUCH ACTION, IT WILL NOT BE NECESSARY TO FILE THE ORIGINAL NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER WILL NOT BE EXHAUSTED BY THE INITIAL EXERCISE OF THE AUTHORIZED POWER, AND THE POWER MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE BANK DEEMS NECESSARY OR DESIRABLE; AND THIS INSTRUMENT WILL BE A SUFFICIENT WARRANT.

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned has executed this Note by its duly authorized officers as of the date and year set forth above with the intention that it constitute a sealed instrument.


ATTEST:                                 UNI-MARTS, INC.


                                        By:
-----------------------------------          --------------------------------
Title:                                       Title:



[Seal]









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
                                   EXHIBIT D

                             FORM OF LOAN REQUEST
                             --------------------


TO:       PNC Bank, National Association
          Telephone No.:  (412) 762-8239
          Telecopier No.: (412) 762-4039
          Attention: Louis R. Cestello

FROM:     Uni-Marts, Inc.

RE: Credit Agreement (the "Agreement") dated as of March 1, 1993, by and between Uni-Marts, Inc., as Borrower, the Banks set forth therein and PNC Bank, National Association, as Agent for the Banks, as amended

          A. Pursuant to Section 2.05, Section 3.02(B) or Section 4.02 of the Agreement, as applicable, the undersigned hereby makes the following Loan
Request:

          1.   Type of Loan                  U.S.$
               (Revolving Credit or               --------------------------
               Term Loan-B)

          2.   Aggregate Principal Amount
               of Loans Comprising the
               Borrowing Tranche             -------------------------------

          3.   Proposed Borrowing
               Conversion or Renewal
               Date                          -------------------------------

          4.   Applicable Interest Rate
               Option (choose one):


               -------   a.   Base Rate Option


               -------   b.   Euro-Rate Option for a
                              Euro-Rate Interest
                              Period of (choose one):

                              -------   i.   1 month

                              -------   ii.  2 months

                              -------   iii. 3 months

                              -------   iv.  6 months

          B. Pursuant to Section 4.02 of the Agreement, the undersigned hereby makes the following request to select, convert to or renew a Euro-Rate
Option:

          1.   Aggregate Principal Amount
               of Loans comprising the
               Borrowing Tranche (Loans
               must be in the amount of
               $1,000,000 or a greater
               amount which is an integral
               multiple of $500,000)         U.S.$
                                                  --------------------------

          2.   Proposed Conversion or
               Renewal Date                  -------------------------------

          3.   Type of Loan (Revolving
               Credit Loan, Term Loan
               or Term Loan-B)               -------------------------------

          4.   a.   Revolving Credit Euro-
                    Rate Option for a Euro-
                    Rate Interest Period of
                    (choose one):

               -------   i.   1 month

               -------   ii.  2 months

               -------   iii. 3 months

               -------   iv.  6 months

               b.   Term Loan Euro-Rate
                    Option for a Euro-Rate
                    Interest Period of
                    (choose one):

               -------   i.   1 month

               -------   ii.  2 months

               -------   iii. 3 months

               -------   iv.  6 months

     C. As of the date hereof and the date of making of, converting to or renewing the Loans: the representations and warranties contained in Article VI of the Agreement are and will be true (except representations and warranties that expressly relate solely to an earlier date or time, which representations and warranties were true on and as of the specific date referred to therein);

the Borrower has performed and complied with all covenants and conditions of the Agreement; no Event of Default or Potential Default has occurred and is continuing or shall exist; and the making of the Loans shall not contravene any Law applicable to the Borrower.

     Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

     The undersigned certifies to the accuracy of the foregoing.

                                             UNI-MARTS, INC.

                                             By:
                                                -----------------------------

                                             Its:
                                                 ----------------------------

                                             Date:
                                                  ---------------------------
































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